1 EVEREST GROUP, LTD. 2020 STOCK INCENTIVE PLAN RESTRICTED STOCK AWARD AGREEMENT This Agreement is made as of the Grant Date (as defined in paragraph 1 below), by and between Everest Group, Ltd. (the "Corporation") and the Participant. WHEREAS, the Corporation maintains the Everest Group, Ltd. 2020 Stock Incentive Plan (the "Plan"), which is incorporated into and forms part of this Agreement, and the Participant has selected by the committee administering the Plan (the “Committee”) to receive a Restricted Stock Award under the Plan; NOW, THEREFORE, IT IS AGREED, by and between the Corporation and the Participant, as follows; 1. Terms of Award. The following terms used in this Agreement shall have the meanings set forth in this paragraph 1: (a) The “Participant” is Name. (b) The “Grant Date” is February __, 2026. (c) The number of “Covered Shares” is Award Amount shares of Stock. “Covered Shares” are shares of Stock granted under this Agreement and are subject to the terms of this Agreement and the Plan. (d) Other capitalized terms used in this Agreement are as defined herein, or as defined in the Plan.

2. Award. The Participant is hereby granted the number of Covered Shares set forth in paragraph 1. 3. Restriction on Transfer and Forfeiture of Shares. If the Date of Termination (as defined below) does not occur during the Restricted Period with respect to any Installment of the Covered Shares, then, at the end of the Restricted Period for such shares, the Participant shall become vested in those Covered Shares, and except to the extent that paragraph 4 applies to such Participant, the Participant shall own the shares free of all restrictions otherwise imposed by this Agreement. With respect to all Covered Shares, the Restricted Period shall begin on the Grant Date. The Restricted Period with respect to each Installment shown on the schedule shall end on the Vesting Date applicable to such Installment: INSTALLMENT VESTING DATE APPLICABLE TO INSTALLMENT* 1/3 of Covered Shares March 1, 2026 1/3 of Covered Shares March 1, 2027 1/3 of Covered Shares March 1, 2028 *Vestings that occur on a day the stock market is closed will be processed using the market price of the next following business day. Unless otherwise determined by the Committee, if the number of Covered Shares that would vest pursuant to this Section 3 would result in a fractional Share for a Vesting Date, then the number of Covered Shares vesting at that Vesting Date shall be rounded down to the nearest whole Share; provided, however, that the number of Covered Shares to vest as of the last Vesting Date shall be rounded up to such number that will result in the total number of Covered Shares vesting equaling the total number of Restricted Stock Units set forth in Section 1(c). Notwithstanding the foregoing provisions of this paragraph 3, the Participant shall become vested in the Covered Shares, and become owner of the Covered Shares free of all restrictions otherwise imposed by this Agreement, prior to the end of the Restricted Period, as follows: (a) The Participant shall become vested in the Covered Shares as of the Date of Termination prior to the date the Covered Shares would otherwise become vested, if the Date of Termination occurs by reason of the Participant’s death or Disability. A Participant shall be considered to have a “Disability” if the Participant is determined to be eligible for long-term disability benefits under the long-term disability plan in which the Participant participates and which is sponsored by the Corporation or a Subsidiary; or if the Participant does not participate in a long-term disability plan sponsored by the Corporation or a Subsidiary, then the Participant shall be considered to have a “Disability” if the Committee determines, under standards comparable to those of the Corporation’s long-term disability plan, that the Participant would be eligible for long-term disability benefits if he or she participated in such plan. (b) Subject to subparagraph 3(c), subparagraph 3(d), and paragraph 4, below, the Participant shall become vested in the Covered Shares as of the Date of Termination prior to the date the Covered Shares would otherwise become vested, if the Date of Termination occurs by reason of the Participant’s Retirement. For purposes of this Agreement, “Retirement” means the occurrence of a Participant’s Date of Termination due to the voluntary termination of employment, with the consent of the Committee, by a Participant who meets the following requirements as of such Date of Termination: (i) (A) the Participant is age 55 or older, (B) the Participant has completed at least five (5) years of service as of the Date of Termination and (C) the sum of the Participant’s age and years of service as of the Date of Termination is at least 65; (ii) the Participant has provided at least ninety (90) days advance written notice of the Participant’s intent to terminate the Participant’s employment as of a specified date (the “Retirement Date”), and does not otherwise voluntarily terminate employment prior to the Retirement Date; and (iii) the Retirement Date and the Date of Grant do not fall in the same calendar year. For purposes of this subparagraph 3(b), years of service shall be determined in accordance with rules which may be established by the Committee, taking into account service with the Corporation or any Subsidiary or affiliate of the Corporation. The determination of whether the Participant’s Date of Termination constitutes a Retirement pursuant to the terms of this subparagraph 3(b) shall be made in the sole discretion of the Corporation and such determination shall be final and binding on all persons. (c) If a Participant becomes vested in Covered Shares as of the Participant’s Date of Termination by reason of Retirement in accordance with subparagraph 3(b), above, (such Covered Shares vesting upon Retirement referred to as “Retirement Shares”), and if such Participant engages in any Detrimental Activity prior to the date that is the two-year anniversary of the Participant’s Date of Termination, then the Participant shall forfeit all rights that the Participant has to such Retirement Shares and shall promptly return to the Corporation all of the Retirement Shares without any consideration therefor. If the Participant has sold, assigned, transferred, pledged or otherwise encumbered such Retirement Shares, then the Participant shall promptly pay to the Corporation the Fair Market Value of the Retirement Shares, determined as of the Participant’s Date of Termination that occurred by reason of Retirement. (d) For purposes of this Agreement, “Detrimental Activity” shall mean engaging in either of the following: (i) participating in, carrying on, owning, or managing, directly or indirectly, either for himself or as a partner, stockholder, investor, officer, director, employee, agent, independent contractor, representative or consultant of any person, partnership, corporation or other enterprise, in any “Competitive Business” in any jurisdiction in which the Corporation or any of its affiliates actively conduct business, or (ii) attempting directly or indirectly to induce any employee of the Corporation or any of its Subsidiaries or affiliates to be employed or perform services elsewhere or attempting directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Corporation or any of its Subsidiaries or affiliates. For purposes of this Agreement, “Competitive Business” means the property and casualty insurance or reinsurance business. Engaging in the following activities will not be deemed to be engaging or participating in a Competitive Business: (i) investment banking; (ii) passive ownership of less than 2% of any class of securities of a company; and (iii) engaging or participating solely in a noncompetitive business of an entity which also separately operates a business which is a “Competitive Business.” The determination of whether a Participant has engaged in Detrimental Activity shall be made in the sole discretion of the Committee and such determination shall be final and binding on all persons. Covered Shares may not be sold, assigned, transferred, pledged or otherwise encumbered until the expiration of the Restricted Period or, if earlier, until the Participant is vested in the Covered Shares. Except as otherwise provided in this paragraph 3, the Participant shall forfeit the unvested Covered Shares as of a Date of Termination that occurs during the Restricted Period, unless the Committee shall determine in a particular case that such forfeiture would not be in the best interest of the Corporation. For purposes of this paragraph 3 and for paragraph 4, "Date of Termination" shall mean the termination of employment with the Corporation or Subsidiary or affiliate of the Corporation for any reason whatsoever, whether voluntary or involuntary, except that a transfer of a Participant from the Corporation to a Subsidiary or affiliate of the Corporation, whether or not incorporated, or vice versa, or from one Subsidiary or affiliate of the Corporation to another, and a leave of absence duly authorized in writing by the Corporation shall not be deemed a termination of employment. 4. Additional Restrictions on Shares for Officer Participants. The restrictions of this paragraph 4 shall apply, in addition to the restrictions imposed by paragraph 3, above, to each Participant who (i) on the Grant Date is a vice president or a more highly ranked officer of the Corporation or any of its Subsidiaries or affiliates, or (ii) becomes a vice president or more highly ranked officer of the Corporation or any of its Subsidiaries or affiliates prior to the date on which all of the Covered Shares subject to this Agreement become fully vested in accordance with paragraph 3 (each such Participant described in (i) or (ii) an “Officer Participant”). If such Officer Participant engages in any Solicitation Activity at any time during his term of employment or during the one-year period following his Date of Termination, such Officer Participant shall forfeit all rights that the Participant has to all of the Covered Shares subject to this Agreement, whether or not vested, and including those Covered Shares, if any, that became fully vested prior to the Participant becoming an Officer Participant, and the Participant shall promptly return to the Corporation all such Covered Shares without any consideration therefor.

If the Officer Participant has sold, assigned, transferred, pledged or otherwise encumbered such Covered Shares, then the Officer Participant shall pay to the Corporation the Fair Market Value of such Covered Shares, determined as of the date that the Committee determines that the Officer Participant has engaged in Solicitation Activity. For purposes of this Agreement, “Solicitation Activity” shall mean attempting directly or indirectly to induce any employee of the Corporation or any of its Subsidiaries or affiliates to be employed or perform services elsewhere or attempting directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Corporation or any of its Subsidiaries or affiliates. The determination of whether a Participant has engaged in Solicitation Activity shall be made in the sole discretion of the Committee and such determination shall be final and binding on all persons. 5. Deposit of Covered Shares. (a) In order to induce the Corporation to issue to the Participant the Covered Shares, the Participant consents to the deposit with the Secretary of the Corporation, or such other person as designated by the Committee, the certificates evidencing the Covered Shares, together with stock powers or other instruments of transfer required by the Corporation or its counsel appropriately endorsed in blank by him. Such deposit shall remain in effect until the time the Corporation reacquires the Covered Shares under and pursuant to the terms and provisions of the Plan and this Agreement or until such Covered Shares shall be released from restriction under the Plan and this Agreement. Notwithstanding anything in this Agreement to the contrary, the Participant shall have no rights as a shareholder with respect to any Covered Shares until the date the Participant becomes a holder of record with respect to such shares. (b) The Participant consents to the appointment of the Secretary of the Corporation, in his or her official capacity, and his or her successor in office, or any other person that may be appointed by the Committee under the Plan, as escrow agent ("Escrow Agent") for said shares during the Restricted Period. If during the Restricted Period, the Participant's employment with the Corporation is terminated, and the Covered Shares are forfeited, the Participant authorizes the Escrow Agent to cause such certificate or certificates to be cancelled on the stock record books of the Corporation. The Participant agrees that the Escrow Agent is acting merely as a depository and shall have no liability hereunder except as a depository to retain the Covered Shares and to dispose of them in accordance with the terms of this Agreement and the Plan. If the Escrow Agent is notified of any adverse claim or demand by a person, she is hereby authorized to hold such certificates until the dispute shall have been settled by the parties and notice submitted to her by persons so interested, or until the rights of the parties have been fully adjudicated in a court of competent jurisdiction. So long as the Covered Shares are held in escrow, the Participant shall be entitled to all rights of a stockholder with respect thereto, except as may be limited by the terms of the Plan and this Agreement. (c) During the Restricted Period, certificates evidencing the Covered Shares shall bear the following additional legend: "These shares have been issued pursuant to the Everest Group, Ltd. 2020 Stock Incentive Plan ("Plan") and are subject to forfeiture to Everest Re Group, Ltd. (the "Corporation") in accordance with the terms of the Plan and an Agreement between the Corporation and the person in whose name the certificate is registered. These shares may not be sold, pledged, exchanged, transferred, hypothecated or otherwise disposed of except in accordance with the terms of said Plan and said Agreement." 6. Dividends and Voting Rights. (a) The Participant shall be entitled to receive any dividends paid with respect to the Covered Shares that become payable during the Restricted Period; provided, however, that no dividends shall be payable to or for the benefit of the Participant for Covered Shares with respect to record dates occurring prior to the Grant Date, or with respect to record dates occurring on or after the date, if any, on which the Participant has forfeited those Covered Shares; provided further, that, any shares of Stock received by a recipient as a stock dividend, or as a result of stock splits, recapitalizations, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise, directly or indirectly, with respect to the Covered Shares shall have the same status, be subject to this Agreement, and shall bear the same legend as the Covered Shares and shall be delivered to the Escrow Agent to be held under the same terms and conditions as the Covered Shares. (b) The Participant shall be entitled to vote the Covered Shares during the Restricted Period to the same extent as would have been applicable to the Participant if the Participant was then vested in the Covered Shares; provided, however, that the Participant shall not be entitled to vote the Covered Shares with respect to record dates for such voting rights arising prior to the Grant Date, or with respect to record dates occurring on or after the date, if any, on which the Participant has forfeited those Covered Shares. 7. Withholding. The Corporation shall withhold all applicable taxes required by law upon any taxable event with respect to the Award. The Participant may satisfy the withholding obligation by paying the amount of any taxes in cash and/or, with the approval of the Committee, vested shares of Stock may be surrendered by the Participant upon the lapse of the Restricted Period or at the time the Covered Shares are transferred to the Participant. The amount of the withholding and the number of shares to be surrendered shall be determined by the Committee with reference to the Fair Market Value of the Stock when the withholding is required to be made; provided, however, the amount of stock so surrendered may not exceed the minimum required withholding obligation. 8. Delivery of Stock and Documents. In the event any Covered Shares are forfeited to the Corporation pursuant to the Plan or this Agreement, the Participant shall, to the extent not already deposited with the Escrow Agent, deliver to the Escrow Agent the following: the certificate or certificates representing the Covered Shares duly endorsed for transfer and bearing whatever documentary stamps, if any, are necessary, and such assignments, certificates of authority, tax releases, consents to transfer, instruments, and evidences of title of the Participant and of his compliance with the Agreement as may be reasonably required by the Corporation or by its counsel.

9. Merger or Consolidation. In the event of a merger or consolidation to which the Corporation is a party, or of any other acquisition of a majority of the issued and outstanding shares of Stock involving the exchange or a substitution of the stock of an acquiring corporation for Stock, or of any transfer of all or substantially all of the assets of the Corporation in exchange for the stock of an acquiring corporation, a determination as to whether the stock of the acquiring corporation so received shall be subject to the restrictions set forth in this Agreement shall be made solely by the acquiring corporation. However, such determination shall in no way affect the rights of the Participant as defined in the Plan. 10. Holding Period. At least six (6) months must elapse from the date of acquisition of the Covered Shares to the date of its disposition. 11. No Right to Continued Employment. Nothing herein shall obligate the Corporation or any Subsidiary or affiliate of the Corporation to continue the Participant's employment for any particular period or on any particular basis of compensation. 12. Burden and Benefit. The terms and provisions of this Agreement shall be binding upon, and shall inure to the benefit of, the Participant and his executors or administrators, heirs, and personal and legal representatives. 13. Execution. No person shall have any rights under this Award unless and until the Participant has executed and delivered this Agreement to the Corporation. By executing this Award Agreement, the Participant shall be deemed to have accepted and consented to any action taken under the Plan by the Committee, the Board of Directors or their delegates. 14. Modifications. No change or modification of this Agreement shall be valid unless it is in writing and signed by the parties hereto. 15. Entire Agreement. This Agreement, together with the Plan, sets forth all of the promises, agreements, conditions, understandings, warranties and representations, oral or written, express or implied, between the parties hereto with respect to the Covered Shares. The terms and conditions of the Plan are incorporated by reference herein, and to the extent that any conflict may exist between any term or provision of this Agreement and any term or provision of the Plan, the term or provision of the Plan shall control.

16. Genders. The use of any gender herein shall be deemed to include the other gender and the use of the singular herein shall be deemed to include the plural and vice versa, wherever appropriate. 17. Notices. Any and all notices required herein shall be addressed: (i) if to the Corporation, to the principal executive office of the Corporation; and (ii) if to the Participant, to his or her address as reflected in the stock records of the Corporation. 18. Invalid or Unenforceable Provisions. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if the invalid or unenforceable provisions were omitted.

IN WITNESS WHEREOF, the Corporation and the Participant have executed this Agreement as of the day and year first written above. Everest Group, Ltd. By: _______________________________ Jim Williamson __________________________________ Employee Name